Filed pursuant to Rule 497(a)

File No. 333-229337

Rule 482 AD

Oxford Square Capital Corp. Investor Presentation Quarter Ended December 31, 2019

Disclaimer This presentation is neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Oxford Square Capital Corp. ("OXSQ" or the "Company"). This presentation and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company's public filings with the Securities and Exchange Commission. There is no guarantee that any of the estimates, targets or projections illustrated in this presentation will be achieved. Any references herein to any of the Company's past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. The information contained herein has been derived from financial statements and other documents provided by the portfolio companies and/or the third party manager of such portfolio companies unless otherwise stated. Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third party sources and has not been independently verified and accordingly, OXSQ makes no representation or warranty with respect to this information. Past performance is not indicative of future results. In addition, there can be no assurance that unrealized gains/losses will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of the Company's current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which the Company's expected returns are based. In many instances, the Company will not determine the timing or manner of sale of the Company's portfolio companies. Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. OXSQ undertakes no duty to update any forward-looking statements made herein, except as may be required by law.

Financial Highlights ($ per share) 1 GAAP net investment income Q4-19 $ 0.18 Q3-19 $ 0.19 Q2-19 $ 0.27 Q1-19 $ 0.18 Q4-18 $ 0.18 Distributions declared and paid $ 0.20 $ 0.20 $ 0.20 $ 0.20 $ 0.20 Net realized (losses) gains on investments $ - $ (0.01) $ - $ (0.03) $ (0.06) Net unrealized (losses) gains on investments $ (0.28) $ (0.87) $ (0.43) $ 0.12 $ (0.82) Net (decrease) increase in net assets resulting from operations $ (0.10) $ (0.69) $ (0.16) $ 0.27 $ (0.71) Net asset value $ 5.12 $ 5.42 $ 6.31 $ 6.67 $ 6.60 ($ in millions) Q4-19 Q3-19 Q2-19 Q1-19 Q4-18 Total fair value of investments $ 364.8 $ 398.4 $ 447.8 $ 448.6 $ 445.0 Number of portfolio investments 63 65 67 65 70 Net assets $ 248.0 $ 259.0 $ 300.8 $ 317.9 $ 314.7 Debt outstanding at carrying value $ 134.4 $ 154.0 $ 158.8 $ 140.0 $ 148.2 Debt to equity 0.54x 0.59x 0.53x 0.44x 0.47x Note: Certain figures may not tie to financial statements due to rounding. 1. Per share amounts based on weighted average shares outstanding for the respective quarter presented.

Summary Portfolio Highlights

Portfolio Activity

($ in millions)	Q4-19	Q3-19	Q2-19	Q1-19	Q4-18
New investments	$ 3.9	$ -	$ 46.4	$ 4.4	$ 39.2
Exits	19.7	5.2	31.1	4.0	49.4
Net investment activity	**$ (15.8)**	**$ (5.2)**	**$ 15.3**	**$ 0.4**	**$ (10.2)**
Weighted average yield of debt investments at current cost[1]	9.1%	9.7%	10.0%	9.8%	9.7%
Weighted average effective yield of CLO equity investments at current cost	11.0%	11.9%	13.1%	14.6%	15.6%
Weighted average yield of total investments at current cost	**10.0%**	**10.6%**	**11.3%**	**11.7%**	**12.2%**
Weighted average cash distribution yield of debt investments at current cost[2]	8.5%	9.4%	9.4%	9.7%	9.3%
Weighted average cash distribution yield of cash income producing CLO equity investments at current cost	22.1%	19.9%	19.9%	18.4%	17.4%
Weighted average cash yield of cash income producing securities at current cost	**14.2%**	**13.5%**	**13.5%**	**13.0%**	**12.7%**

Total Investments by Asset Type[3,4]

	Q4-19	Q3-19	Q2-19	Q1-19	Q4-18
First-lien secured debt	29%	27%	25%	26%	28%
Second-lien secured debt	37%	39%	36%	36%	36%
CLO equity	33%	33%	36%	34%	33%
CLO debt	<1%	<1%	<1%	<1%	<1%
Other[5]	<1%	2%	3%	4%	3%

Note: Certain figures may not tie to financial statements due to rounding.

1. Represents accrued interest divided by amortized cost of interest earning debt investments held on 12/31/2019.
2. Represents the cash interest received and recognized as income on interest earning debt investments and investments on non-accrual status in the respective quarter annualized, divided by the average of the total cost basis at the beginning and end of such respective quarter of interest earning debt investments and investments on non-accrual status.
3. As a percentage of total portfolio fair value as of quarter end. Excludes cash and equivalents.
4. Due to rounding, totals may not add up to 100%.
5. "Other" includes common stock and preferred equity.

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CLO Equity Investment Highlights

($ in millions)	Q4-19	Q3-19	Q2-19	Q1-19	Q4-18
Cash income producing CLO equity at original cost[1]	$ 223.8	$ 206.2	$ 201.5	$ 198.4	$ 201.4
Non-cash income producing CLO equity at original cost[2,3]	-	17.6	23.6	-	4.2
Total CLO Equity	$ 223.8	$ 223.8	$ 225.1	$ 198.4	$ 205.6

Note: Certain figures may not tie due to rounding

1. Includes CLO equity investments which made a distribution payment to OXSQ during the quarter and investments that were fully or partially sold before quarter end. Excludes called deals.
2. Represents the amount of CLO equity investments purchased in either the primary or secondary market which did not make a distribution payment to OXSQ during the quarter. For newly issued CLOs, it can generally take up to three quarters from initial issuance to receive the inaugural distribution payment from a CLO equity investment.
3. Does not include CLO positions which had either partial or full interest diversion. For the quarter ended December 31, 2019, OXSQ's CLO portfolio had interest diversion of approximately $899,377.

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CLO Portfolio Summary OXSQ CLO Portfolio Information As of December 31, 2019 Junior Tranche Interest Diversion Weighted Weighted Weighted CLO Vintage CLO Equity Positions Tranche Type Non-Call Reinvestment AAA Spread Overcollateralization Overcollateralization Average Portfolio Average Rating Diversity Score* Average Year1 Period End* Period End* (L+)* Cushion* Cushion* Spread* Factor* Portfolio Life Junior Tranche Reinvestment Weighted Weighted Weighted CLO Vintage CLO Debt Positions Tranche Type Non-Call Reinvestment AAA Spread Overcollateralization Overcollateralization Average Portfolio Average Rating Diversity Score* Average Year1 Period End* Period End* (L+)* Cushion* Cushion* Spread* Factor* Portfolio Life (Years)* CLO Debt Position #1 2018 CLO Debt July-20 July-23 1.09% 4.26% 3.20% 3.27% 29313 78 4.78 Subtotal (Fair Value) $840,600 Total (Fair Value) $120,046,2034 January-222 1. Year in which the deal was initially issued prior to any related refinancings and/or resets. 2. Shown on a weighted average basis (based on Fair Value). 3. Weighted Average Rating Factor of 2941 and 2931, for OXSQ's CLO equity and debt tranche positions, respectively, are equivalent to a Moody's corporate debt rating of between B2 and B3 (B2 = 2720, B3 = 3490). 4. Excludes called deals and CLO equity side letter related investments. 6 * Source: As reported by Intex.

Investment Portfolio ? $364.8 million portfolio composed of 63 portfolio investments1 ? Average investment by fair value represents 1.6% of total portfolio ? Top 10 portfolio investments by fair value represent 43.5% of total portfolio2 Total Investments by Asset Type1 Corporate Loan Portfolio by Industry1,4 CLO Debt 0.2% CLO Equity 33.1% Other3 0.8% Second- Lien 36.7% First- Lien 29.2% 2.3% 2.2 % Total Healthcare Total Business Services Total Software Total Financial Intermediaries Total Telecommunication Services Total Logistics Total Utilities Total Diversified Insurance Total Education Total Aerospace and Defense 1. At fair value as of 12/31/19. Due to rounding, totals may not add up to 100%. Excludes cash and equivalents. 2. Does not combine different investments in the same company or CLO vehicle. 3. "Other" includes common stock and preferred equity. 4. Excludes CLO equity and CLO debt investments.

Quality Portfolio OXSQ's debt portfolio has a weighted-average internal credit grade of 2.21 1.5% 0.9% Grade 2 Grade 3 Grade 4 Grade 5 Company is ahead of expectations and/or outperforming financial covenant requirements of the specific tranche and this trend is expected to continue. Full repayment of the outstanding amount of OXSQ's cost basis and interest is expected for the specific tranche. Closer monitoring is required. Full repayment of the outstanding amount of OXSQ's cost basis and interest is expected for the specific tranche. A loss of interest income has occurred or is expected to occur and in most cases, the investment is placed on non-accrual status. Full repayment of the outstanding amount of OXSQ's cost basis is expected for the specific tranche. Full repayment of the outstanding amount of OXSQ's cost basis is not expected for the specific tranche and the investment is placed on non-accrual status. 1. At fair value as of 12/31/19.

Investments on Non-Accrual Status ($ in millions) Q4-19 Q3-19 Q2-19 Q1-19 Q4-18 Non-accrual investments at current cost $ 24.7 $ 9.8 $ 0.0 $ 0.0 $ 0.0 Non-accrual investments at fair value $ 5.8 $ 2.4 $ 0.0 $ 0.0 $ 0.0 Non-accrual investments at fair value / total investment portfolio at fair value 1.6% 0.6% 0.0% 0.0% 0.0%

Outstanding Debt ($ in thousands) Principal Amount1 Carrying Value1 Cost of Debt Maturity Credit Facility $ 28,091 $ 28,081 L + 2.25%2 Jun-20 Unsecured Notes due 2024 $ 64,370 $ 62,990 6.50% Mar-24 Unsecured Notes due 2026 $ 44,791 $ 43,314 6.25% Apr-26 Master Repurchase Agreement3 $ - $ - L + 2.90%2 Oct-20 Total Debt $ 137,252 $ 134,385 Total Equity $ 247,999 Note: Certain figures may not tie to financial statements due to rounding. 1. As of 12/31/19. 2. Pricing under the Facility is based on 3-month LIBOR. 3. No outstanding balance as of 12/31/2019. Total available amount under this facility is $10,000,000. Annual undrawn fee of 85 basis points.

Quarterly Balance Sheet As of ($ in millions, except per share) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Assets Total investments at fair value $ 364.8 $ 398.4 $ 447.8 $ 448.6 $ 445.0 Cash and cash equivalents 14.4 8.9 10.3 10.1 13.9 Restricted cash 2.1 2.5 2.3 2.4 3.2 Other assets 4.0 5.9 4.9 5.0 5.1 Total Assets $ 385.3 $ 415.8 $ 465.3 $ 466.1 $ 467.1 Liabilities and Net Assets Debt outstanding at carrying value $ 134.4 $ 154.0 $ 158.8 $ 140.0 $ 148.2 Securities purchased not settled - - - 4.4 - Investment advisory and incentive fee payable 1.5 1.7 4.2 2.8 3.2 Interest payable 0.6 0.7 1.0 0.3 0.5 Other liabilities 0.8 0.4 0.4 0.6 0.5 Total Liabilities 137.3 156.8 164.5 148.2 152.4 Total Net Assets 248.0 259.0 300.8 317.9 314.7 Total Liabilities and Net Assets $ 385.3 $ 415.8 $ 465.3 $ 466.1 $ 467.1 Net Asset Value per Share $ 5.12 $ 5.42 $ 6.31 $ 6.67 $ 6.60 Debt to Equity 0.54x 0.59x 0.53x 0.44x 0.47x Note: Certain numbers may not foot or tie to financial statements due to rounding.

Quarterly Income Statement For the three months ended ($ in millions, except per share) 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Investment Income Interest income $ 6.3 $ 7.1 $ 7.4 $ 7.2 $ 7.0 Dividend income - PIK 0.7 0.7 6.3 - - Income from Securitization Vehicles 5.6 6.1 6.6 6.8 7.7 Fee and other income 0.8 0.2 0.5 0.2 0.4 Total Investment Income 13.4 14.1 20.9 14.2 15.2 Expenses Interest and other debt financing expenses 2.4 2.5 2.8 2.1 2.5 Investment advisory fees 1.5 1.7 1.9 1.6 2.1 Net investment income incentive fees - - 2.4 1.2 1.2 Other operating expenses 1.1 0.9 1.1 0.9 0.9 Total Expenses 5.0 5.1 8.1 5.9 6.7 Net Investment Income 8.4 8.9 12.8 8.4 8.5 Net Gain (Loss) on Investments Net change in unrealized (depreciation) appreciation on investments (13.3) (41.6) (20.3) 5.7 (39.8) Net realized (loss) gain on investments - (0.4) - (1.3) (2.8) Net (loss) gain on investments (13.3) (42.0) (20.3) 4.4 (42.6) Net (decrease) increase in Net Assets resulting from operations $ (4.9) $ (33.1) $ (7.5) $ 12.7 $ (34.1) Per Share GAAP net investment income $ 0.18 $ 0.19 $ 0.27 $ 0.18 $ 0.18 Distributions declared and paid 0.20 0.20 0.20 0.20 0.20 Weighted average common shares outstanding (in millions) 48.0 47.7 47.7 47.7 48.2 Common shares outstanding at end of period (in millions) 48.4 47.8 47.7 47.7 47.7 Note: Certain numbers may not foot or tie to financial statements due to rounding.

Corporate Information

Board of Directors

Independent

Steven P. Novak - Chairman

Richard W. Neu

George "Chip" Stelljes III

Non-Independent

Jonathan H. Cohen

Charles M. Royce

Corporate Offices

8 Sound Shore Drive

Suite 255

Greenwich, CT 06830

Corporate Website

www.oxfordsquarecapital.com

Investor Relations

Bruce L. Rubin

Oxford Square Capital Corp.

Tel: (203) 983-5280

ir.oxfordsquarecapital.com

Fiscal Year End

December 31

Independent Audit Firm

PricewaterhouseCoopers LLP

Corporate Counsel

Eversheds Sutherland (US) LLP

Transfer Agent

Computershare Trust Company, N.A

Tel: 1-877-498-8861 / www.computershare.com

Securities Listing

Common Stock:

"OXSQ" - NasdaqGS

Notes:

"OXSQL" - NasdaqGS

"OXSQZ" - NasdaqGS

Executive Corporate Officers

Jonathan H. Cohen	Board Member and Chief Executive Officer
Saul B. Rosenthal	President and Chief Operating Officer
Bruce L. Rubin	Chief Financial Officer
Jerry Cummins	Chief Compliance Officer

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OXSQ